The Income Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $728,661
------------------ --------------------------------
------------------ --------------------------------
Class B            $49,889
------------------ --------------------------------
------------------ --------------------------------
Class C            $47,727
------------------ --------------------------------
------------------ --------------------------------
Class F            $14,756
------------------ --------------------------------
------------------ --------------------------------
Total              $841,033
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,803
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $611
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,095
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $145
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $27
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $70
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,396
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,823
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $337
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,161
------------------ --------------------------------
------------------ --------------------------------
Total              $9,468
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4130819
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3417314
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3339023
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4030097
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3970707
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2982232
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3232628
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3705606
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3944866
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3335233
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3359770
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3705755
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4022330
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4317471
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,899,667
------------------ ----------------------------------
------------------ ----------------------------------
Class B            165,088
------------------ ----------------------------------
------------------ ----------------------------------
Class C            179,234
------------------ ----------------------------------
------------------ ----------------------------------
Class F            46,298
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,290,287
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        8,852
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,441
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,323
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        486
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        108
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          297
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          5,295
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          6,822
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          936
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,834
------------------ ----------------------------------
------------------ ----------------------------------
Total              32,394
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.29
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.21
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.19
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.25
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.25
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.25
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.21
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.27
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.29
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.29
----------------------- -------------------------